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                                                                   Exhibit 10.13

                      AMENDMENT TO NOTE PURCHASE AGREEMENT

          This Amendment (this "Amendment") to that certain Note Purchase Agreement, dated as of December 21, 2002 (the "Agreement"), by and among XM SATELLITE RADIO INC., a Delaware corporation (the "Company"), XM SATELLITE RADIO HOLDINGS INC., a Delaware corporation and the sole stockholder of the Company ("Holdings" and, together with the Company, the "Obligors"), and OnStar Corporation, a Delaware corporation ("OnStar" and, together with the Obligors, the "Parties") is made as of January 16, 2003. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS

          WHEREAS, the Obligors have entered into an amendment (the "New Money NPA Amendment") to the certain note purchase agreement, dated as of December 21, 2002, by and among the Obligors and the investors party thereto, pursuant to which the Obligors have agreed to issue and sell, and certain investors have agreed to purchase, up to an additional $25,000,000 in initial value of New Notes; and

          WHEREAS, the Parties desire to enter into this Amendment to modify certain definitions used in the Agreement and the other Transaction Documents to give effect thereto.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual promises and representations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, and intending to be bound hereby, the Parties hereby agree as follows:

          1.   AMENDMENTS TO THE AGREEMENT.

          The following provisions of the Agreement shall be amended as set forth below:

          (a) Subsection (1) of the term "Concurrent Financing Transactions" shall be amended for all purposes of the Agreement to mean the issuance of the Obligors' 10% Senior Secured Discount Convertible Notes due 2009 to certain investors in an initial aggregate principal amount of up to $210,000,000 (the "New Notes").

          (b) Appropriate revisions shall be made to each of the forms attached as exhibits to the Agreement prior to execution in order to reflect the change set forth in subsection (a) of this Section 1.

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          2.   MISCELLANEOUS

          (a) The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Amendment.

          (b) This Agreement may be executed in counterparts, which, when taken together, shall constitute an original.

                               *   *   *   *   *

                                        2

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          IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly signed as of the date first above written.

OBLIGORS:

XM SATELLITE RADIO HOLDINGS INC.          XM SATELLITE RADIO INC.


By: /s/ Joseph M. Titlebaum               By: /s/ Joseph M. Titlebaum
   ------------------------------            -----------------------------------
Name: Joseph M. Titlebaum                 Name: Joseph M. Titlebaum
Title: Senior Vice President, General     Title: Senior Vice President, General
Counsel and Secretary                     Counsel and Secretary


ONSTAR CORPORATION

By:  /s/ Kenneth D. Enborg
   ------------------------------
Name:  Kenneth D. Enborg
Title: Vice President and General Counsel

                      Signature Page to Amendment to GM NPA